UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03721

BNY Mellon Intermediate Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/22

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Intermediate Municipal Bond Fund, Inc.

SEMI-ANNUAL REPORT November 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2022, through November 30, 2022, as provided by portfolio managers, Thomas Casey and Daniel Rabasco, of Insight North America LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended November 30, 2022, BNY Mellon Intermediate Municipal Bond Fund, Inc. (the “fund”) produced a total return of −.78%.1 In comparison, the Bloomberg Municipal Bond: 7-Year Index (6-8) (the “Index”), the fund’s benchmark, provided a total return of −.33% for the same period.2

Municipal bonds endured turmoil caused by the economic recovery, rising inflation fears and tightening monetary policy from the Federal Reserve (the “Fed”). The fund underperformed the Index, due primarily to unfavorable security selection.

The Fund’s Investment Approach

The fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in municipal bonds that provide income exempt from federal income tax.

The fund invests at least 80% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by the BNY Mellon Investment Adviser, Inc. (“BNY Mellon”). The fund may invest up to 20% of its assets in municipal bonds rated below A, including bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by BNY Mellon. The dollar-weighted, average maturity of the fund’s portfolio generally is between three and ten years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values.

Market Hampered by Rising Rates

Fixed-income markets generally and the municipal bond market in particular posted a negative performance during the reporting period, driven by worries about rising inflation, Russia’s invasion of Ukraine and an increase in the federal funds rate by the Fed. Late in the period, optimism about a continued decline in inflation caused the municipal bond market to rebound.

Inflation measures stayed near multi-decade highs during the reporting period, fueled in part by high oil prices. The Fed implemented additional increases in the federal funds rate, raising it in June, July, September and November, bringing the target rate to between 3.75% and 4.00%. Despite these hikes, the economy, which had earlier posted two-consecutive quarters of contraction, rebounded in the third quarter, with GDP growing at a 2.6% annualized rate.

The economy’s strength, including its low unemployment rate, enabled the Fed to continue its inflation-fighting policy. But this policy introduced some uncertainty as investors increasingly began to fear that it could lead to an economic slowdown.

The persistence of higher-than-expected inflation, combined with interest-rate hikes by the Fed and rising Treasury yields, resulted in market volatility through much of the year. Significant outflows from municipal bond mutual funds added to the turmoil as fund managers sold positions to meet redemptions. Late in the period, however, inflation measures began to show reductions in year-over-year pricing pressures, leading the market to recover a large portion of its earlier losses.

Despite the period’s volatility, credit fundamentals in the municipal market have remained strong, assisted by healthy tax revenues and federal support.

Security Selection Hindered Fund Results

The fund’s performance versus the Index was hampered primarily by unfavorable security selection. Asset allocation decisions also hampered results. Security selection was particularly detrimental in the airport, housing, public power and water & sewer segments. An overweight position in revenue bonds also hindered performance, especially in the prepaid gas segments.

In contrast, the fund’s relatively short duration was beneficial, as was the fund’s curve positioning. The relatively small position in longer bonds was advantageous, as these were hurt most by the rising interest rate environment. Security selection in the transportation segment also produced favorable results. The fund did not make use of derivatives during the reporting period.

An Optimistic Near-Term Outlook

With signs that inflation may be easing and that the Fed may soon begin to slow the pace of its interest rate increases, the municipal bond market rebounded sharply at the end of the reporting period, fueled by retail and institutional investor demand. We believe that the Fed will soon reach the end of its tightening cycle, which should benefit the municipal bond market. In addition, if the Fed’s actions result in a recession, that is also likely to support municipal bonds, as these are seen as a safe haven. As for technical factors, we also expect

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

that new issuance will be manageable and that a return of mutual fund investors will result in healthy inflows to the market. We plan to maintain the fund’s short-to-neutral duration positioning.

December 15, 2022

1 Total return includes reinvestment of dividends. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Municipal Bond: 7-Year Index (6-8) covers the U.S. dollar-denominated, 6-8 year, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Intermediate Municipal Bond Fund, Inc. from June 1, 2022 to November 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2022

Expenses paid per $1,000†	$3.50
Ending value (after expenses)	$992.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2022

Expenses paid per $1,000†	$3.55
Ending value (after expenses)	$1,021.56
†	Expenses are equal to the fund’s annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2022 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .3%
Collateralized Municipal-Backed Securities - .3%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $1,816,584)	3.63	5/20/2033	1,655,066		1,594,062

Long-Term Municipal Investments - 98.9%
Alabama - 3.6%
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. B	5.00	7/1/2038	2,975,000		3,125,373
Black Belt Energy Gas District, Revenue Bonds (Project No. 5) Ser. A1	4.00	10/1/2026	1,000,000	[a]	990,491
Black Belt Energy Gas District, Revenue Bonds, Refunding	4.00	12/1/2031	1,300,000	[a]	1,276,909
The Birmingham Water Works Board, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2027	1,760,000	[b]	1,915,049
The Lower Alabama Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2025	3,500,000	[a]	3,488,783
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2031	2,000,000		2,112,274
The Southeast Alabama Gas Supply District, Revenue Bonds (Project No. 2) Ser. A	4.00	6/1/2024	3,745,000	[a]	3,739,053
				16,647,932
Arizona - .4%
Phoenix Civic Improvement Corp., Revenue Bonds, Ser. B	5.00	7/1/2030	1,500,000		1,619,539
Arkansas - .4%
Fort Smith Water & Sewer, Revenue Bonds, Refunding	5.00	10/1/2035	1,500,000		1,613,181
California - 3.3%
California, GO	5.00	11/1/2031	1,500,000		1,747,549
California, GO	5.00	10/1/2030	2,500,000		2,819,740
California, GO, Refunding	5.00	9/1/2034	2,000,000		2,352,982
California, GO, Refunding	5.00	4/1/2035	850,000		944,193
California, GO, Refunding	5.00	4/1/2033	4,645,000		5,260,323
California Housing Finance Agency, Revenue Bonds, Ser. 2021-1	3.50	11/20/2035	1,463,500		1,320,736

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
California - 3.3% (continued)
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2031	1,000,000	[c] 1,013,562
				15,459,085
Colorado - 4.7%
Colorado Health Facilities Authority, Revenue Bonds, Refunding	5.00	11/19/2026	2,270,000	[a] 2,427,671
Colorado Health Facilities Authority, Revenue Bonds, Refunding	5.00	11/19/2026	230,000	[b,d] 247,934
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	5.00	8/1/2034	1,000,000	1,052,678
Colorado Health Facilities Authority, Revenue Bonds, Refunding Ser. A	5.00	1/1/2030	1,750,000	1,980,985
Denver City & County Airport System, Revenue Bonds, Ser. A	5.50	11/15/2026	15,640,000	15,938,754
				21,648,022
Connecticut - 1.8%
Connecticut, GO, Ser. A	4.00	1/15/2036	3,000,000	3,085,281
Connecticut, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2030	1,000,000	1,140,915
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2032	3,000,000	3,107,743
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Covenant Home Inc.) Ser. B	5.00	12/1/2032	1,000,000	1,041,224
				8,375,163
District of Columbia - 2.0%
District of Columbia, Revenue Bonds, Ser. A	5.00	7/1/2041	2,000,000	2,238,449
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2027	3,500,000	3,739,240
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2025	3,000,000	3,042,069
				9,019,758
Florida - 5.8%
Broward County Airport System, Revenue Bonds	5.00	10/1/2036	2,000,000	2,075,275
Broward County School District, COP, Refunding, Ser. A	5.00	7/1/2027	5,000,000	5,467,769

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Florida - 5.8% (continued)
Central Florida Expressway Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. D	5.00	7/1/2035	1,500,000	1,683,606
Citizens Property Insurance Inc., Revenue Bonds, Ser. A1	5.00	6/1/2025	2,500,000	2,599,262
Florida Municipal Power Agency, Revenue Bonds	5.00	10/1/2030	1,250,000	1,320,819
Hillsborough County Solid Waste & Resource Recovery, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2026	1,260,000	1,329,561
JEA Electric System, Revenue Bonds, Refunding, Ser. 3A	4.00	10/1/2036	1,700,000	1,710,008
Lee County Transportation Facilities, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2024	2,500,000	2,600,493
Orange County Convention Center, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2032	3,275,000	3,476,282
South Miami Health Facilities Authority Inc., Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	5.00	8/15/2031	1,750,000	1,873,575
Sunshine Skyway Bridge, Revenue Bonds, Ser. A	4.00	7/1/2033	2,500,000	2,587,725
				26,724,375
Georgia - 2.2%
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2036	1,350,000	1,401,782
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Project No. 1) Ser. A	5.00	1/1/2028	2,500,000	2,645,540
Main Street Natural Gas Inc., Revenue Bonds, Ser. A	5.50	9/15/2028	2,530,000	2,731,606
Main Street Natural Gas Inc., Revenue Bonds, Ser. B, 1 Month LIBOR x0.67 +0.75%	3.27	9/1/2023	2,500,000	[a,e] 2,486,785
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.00	7/1/2027	1,000,000	1,049,067
				10,314,780
Hawaii - .7%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2031	1,615,000	1,721,836
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2030	1,500,000	1,603,139
				3,324,975

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Illinois - 9.9%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	12/1/2030	2,500,000	2,618,367
Chicago II Waterworks, Revenue Bonds, Refunding	5.00	11/1/2025	1,200,000	1,250,726
Chicago II Waterworks, Revenue Bonds, Refunding	5.00	11/1/2027	2,000,000	2,098,984
Chicago O'Hare International Airport, Revenue Bonds (Customer Facility Charge)	5.50	1/1/2026	3,300,000	3,316,436
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2029	4,000,000	4,092,660
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2035	3,000,000	3,111,551
Chicago Park District, GO, Refunding, Ser. C	5.00	1/1/2028	1,000,000	1,017,839
Chicago Park District, GO, Refunding, Ser. C	5.00	1/1/2030	940,000	956,075
Greater Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. A	5.00	12/1/2031	3,275,000	3,501,655
Greater Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. D	5.00	12/1/2031	1,000,000	1,161,312
Illinois, Revenue Bonds (Insured; Build America Mutual) Ser. A	5.00	6/15/2030	2,600,000	2,831,986
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. A	5.00	11/15/2028	1,205,000	1,256,725
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. B	5.00	11/15/2033	2,140,000	2,196,935
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2042	1,110,000	1,157,470
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2028	2,270,000	2,411,124
Regional Transportation Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.50	7/1/2030	2,500,000	2,935,212
Regional Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	6.00	6/1/2025	2,000,000	2,091,215
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	2,750,000	2,884,952

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Illinois - 9.9% (continued)
The Illinois Sports Facilities Authority, Revenue Bonds, Refunding (Insured; Build America Mutual)	5.00	6/15/2029	1,000,000		1,054,911
University of Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2032	3,655,000		3,719,721
				45,665,856
Indiana - 3.0%
Indiana Finance Authority, Revenue Bonds, Refunding (CWA Authority Project)	4.00	10/1/2035	1,500,000		1,545,010
Indiana Finance Authority, Revenue Bonds, Refunding (CWA Authority Project) Ser. 1	4.00	10/1/2036	1,250,000		1,282,380
Indiana Finance Authority, Revenue Bonds, Refunding (Indianapolis Power & Light Co.) Ser. A	3.13	12/1/2024	1,500,000		1,497,184
Indiana Municipal Power Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	3,000,000		3,161,357
Richmond Hospital Authority, Revenue Bonds, Refunding (Reid Hospital & Health Care) Ser. A	5.00	1/1/2028	2,440,000		2,507,162
Whiting, Revenue Bonds (BP Products North America Project)	5.00	11/1/2024	4,000,000	[a]	4,064,740
				14,057,833
Iowa - 1.0%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	4.00	12/1/2032	1,000,000	[a]	946,963
Iowa Finance Authority, Revenue Bonds, Refunding (Unitypoint Health) Ser. E	5.00	8/15/2032	2,280,000		2,368,387
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2034	500,000		476,885
PEFA Inc., Revenue Bonds (Gas Project)	5.00	9/1/2026	1,000,000	[a]	1,024,606
				4,816,841
Kentucky - 2.2%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	1,255,000	[a]	1,254,203
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	1,500,000	[a]	1,489,627
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	1,000,000	[a]	972,551

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Kentucky - 2.2% (continued)
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	5,500,000	[a]	5,485,691
Louisville & Jefferson County Metropolitan Government, Revenue Bonds (Norton Healthcare Inc. Obligated Group) Ser. C	5.00	10/1/2026	1,000,000	[a]	1,049,303
				10,251,375
Louisiana - .7%
Jefferson Sales Tax District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	12/1/2032	2,250,000		2,355,455
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.20	7/1/2026	1,000,000	[a]	919,403
				3,274,858
Maryland - 1.8%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B2	5.00	7/1/2027	2,350,000	[a]	2,496,250
Maryland Stadium Authority, Revenue Bonds	5.00	5/1/2037	3,090,000		3,303,699
Maryland Transportation Authority, Revenue Bonds	5.00	6/1/2024	2,490,000		2,553,991
				8,353,940
Massachusetts - 2.2%
Massachusetts, GO, Ser. D	4.00	5/1/2034	3,500,000		3,671,356
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	5.00	7/1/2034	2,630,000		2,771,675
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2034	3,500,000		3,862,998
				10,306,029
Michigan - 3.6%
Great Lakes Water Authority Water Supply System, Revenue Bonds, Refunding, Ser. D	5.00	7/1/2036	5,000,000		5,245,409
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont-Spectrum)	5.00	4/15/2034	1,190,000		1,351,239

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Michigan - 3.6% (continued)
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2030	1,000,000	1,031,543
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Obligated Group) Ser. A	5.00	12/1/2034	2,000,000	2,126,603
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	6/30/2031	4,395,000	4,494,798
Utica Community Schools, GO, Refunding (Insured; Qualified School Bond Loan Fund)	5.00	5/1/2032	940,000	1,059,907
Utica Community Schools, GO, Refunding (Insured; Qualified School Bond Loan Fund)	5.00	5/1/2031	1,000,000	1,130,201
				16,439,700
Missouri - 2.9%
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (CoxHealth Obligated Group) Ser. A	5.00	11/15/2035	3,705,000	3,835,990
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Mercy Health) Ser. A	5.00	6/1/2025	3,500,000	3,668,851
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Inc. Obligated Group)	5.00	11/15/2028	1,300,000	1,376,873
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Inc. Obligated Group)	5.00	11/15/2026	1,000,000	1,062,665
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, Refunding (Prairie State Project) Ser. A	5.00	12/1/2030	3,270,000	3,396,560
				13,340,939
Nebraska - 2.3%
Omaha Public Power District, Revenue Bonds, Ser. A	5.00	2/1/2040	2,000,000	2,244,995
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2038	1,000,000	1,042,467

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Nebraska - 2.3% (continued)
Public Power Generation Agency, Revenue Bonds, Refunding (Whelan Energy Center)	5.00	1/1/2029	4,750,000	4,916,715
Public Power Generation Agency, Revenue Bonds, Refunding (Whelan Energy Center)	5.00	1/1/2030	2,250,000	2,328,511
				10,532,688
Nevada - .6%
Clark County School District, GO, Ser. A	5.00	6/15/2039	1,500,000	1,650,093
Las Vegas Valley Water District, GO, Refunding, Ser. D	5.00	6/1/2028	500,000	557,841
Reno, Revenue Bonds, Refunding	5.00	6/1/2035	500,000	529,142
				2,737,076
New Jersey - 4.7%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2031	1,000,000	1,059,895
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	2,500,000	2,626,460
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2024	2,400,000	2,477,366
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. B	5.00	12/1/2026	1,425,000	1,502,785
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2039	2,500,000	2,691,143
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2028	1,000,000	1,072,917
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. E	5.00	1/1/2031	1,250,000	1,374,071
The Camden County Improvement Authority, Revenue Bonds, Refunding (Rowan University Foundation Project) (Insured; Build America Mutual) Ser. A	5.00	7/1/2033	3,070,000	3,438,030
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2037	3,150,000	3,219,022
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2036	2,175,000	2,229,189
				21,690,878
New York - 6.9%
Metropolitan Transportation Authority, BAN, Ser. A1	5.00	2/1/2023	445,000	446,267

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
New York - 6.9% (continued)
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2031	2,135,000	2,204,406
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2030	1,365,000	1,397,466
Nassau County Interim Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2032	1,500,000	1,647,285
New York City, GO, Refunding, Ser. A1	5.00	8/1/2031	1,000,000	1,145,485
New York City, GO, Ser. A1	4.00	8/1/2037	2,195,000	2,207,402
New York City, GO, Ser. B1	5.00	12/1/2031	3,750,000	4,031,419
New York City, GO, Ser. C	4.00	8/1/2036	1,250,000	1,264,999
New York City, GO, Ser. F1	4.00	3/1/2038	1,000,000	1,000,745
New York City Health & Hospitals Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2028	1,000,000	1,106,536
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	4.00	8/1/2038	2,680,000	2,681,767
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2030	1,000,000	1,119,857
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	4.00	3/15/2039	3,420,000	3,394,559
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2035	3,850,000	3,923,804
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2034	1,000,000	1,013,316
TSASC Inc., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	3,000,000	3,097,704
				31,683,017
North Carolina - .9%
Charlotte NC Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2038	1,360,000	1,441,704
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2028	1,500,000	1,607,628

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
North Carolina - .9% (continued)
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds (Atrium Health Obligated Group)	5.00	12/1/2028	1,000,000	[a] 1,104,504
				4,153,836
Ohio - 2.4%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2034	3,075,000	3,258,288
Ohio, Revenue Bonds, Refunding (Cleveland Clinic Health Systems Obligated Group) Ser. A	5.00	1/1/2031	1,250,000	1,374,692
Ohio, Revenue Bonds, Refunding, Ser. A	5.00	1/15/2033	1,650,000	1,775,247
Sycamore Community School District, GO, Refunding	4.00	12/1/2030	4,115,000	4,431,481
				10,839,708
Oregon - 1.4%
Medford Hospital Facilities Authority, Revenue Bonds, Refunding (Asante Project) Ser. A	5.00	8/15/2033	500,000	546,546
Oregon Facilities Authority, Revenue Bonds, Refunding (Legacy Health Project) Ser. A	5.00	6/1/2035	2,500,000	2,594,837
Portland, Revenue Bonds, Ser. A	3.00	3/1/2036	3,500,000	3,168,080
				6,309,463
Pennsylvania - 8.1%
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	2,500,000	2,728,662
Luzerne County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	1,000,000	[a] 900,401
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group)	5.00	9/1/2032	1,000,000	1,076,075
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2029	3,405,000	3,738,472
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2030	1,595,000	1,721,098
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2031	2,400,000	2,628,695
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2032	1,200,000	1,308,579
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2028	3,250,000	3,446,514

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Pennsylvania - 8.1% (continued)
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2031	1,650,000	1,753,864
Philadelphia, GO, Ser. A	5.00	5/1/2033	3,080,000	3,432,157
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	1,000,000	1,050,955
Philadelphia Water & Wastewater, Revenue Bonds, Refunding	5.00	10/1/2033	1,500,000	1,694,161
Southeastern Pennsylvania Transportation Authority, Revenue Bonds	5.25	6/1/2039	1,700,000	1,929,438
State Public School Building Authority, Revenue Bonds, Refunding (Harrisburg School District Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2027	1,095,000	1,169,085
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2037	2,725,000	2,716,969
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2035	1,500,000	1,517,548
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2032	2,000,000	2,167,302
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2030	2,490,000	2,638,261
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2026	10,000	[b] 10,819
				37,629,055
South Carolina - 1.4%
Piedmont Municipal Power Agency, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2029	1,000,000	1,094,127
South Carolina Ports Authority, Revenue Bonds	5.00	7/1/2031	2,000,000	2,121,942
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2036	1,000,000	982,105
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. C	5.00	12/1/2025	2,320,000	2,399,563
				6,597,737

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Tennessee - 1.6%
Greeneville Health & Educational Facilities Board, Revenue Bonds, Refunding (Ballard Health Obligated Group)	5.00	7/1/2032	2,500,000		2,512,792
Tennessee Energy Acquisition Corp., Revenue Bonds	4.00	11/1/2025	2,000,000	[a]	1,991,224
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	5.25	9/1/2026	1,505,000		1,553,033
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2030	1,350,000		1,460,665
				7,517,714
Texas - 5.2%
Arlington, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/2034	1,500,000		1,564,135
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. C	5.00	8/15/2031	2,500,000		2,560,385
Georgetown Utility System, Revenue Bonds (Insured; Assured Guaranteed Municipal Corp.)	5.00	8/15/2035	1,000,000		1,111,202
Harris County-Houston Sports Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2028	2,770,000		2,854,190
Harris County-Houston Sports Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2029	2,325,000		2,395,068
Love Field Airport Modernization Corp., Revenue Bonds	5.00	11/1/2024	1,000,000		1,032,096
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corporation Project)	5.00	5/15/2032	2,000,000		2,221,445
New Hope Cultural Educational Facilities Finance Corp., Revenue Bonds, Refunding (Children's Health System Project) Ser. A	5.00	8/15/2029	1,750,000		1,895,364
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2031	5,000,000		5,199,594
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (CHRISTUS Health Obligated Group) Ser. A	5.00	7/1/2032	1,500,000	[a]	1,636,435
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor Scott & White Health Project) Ser. A	5.00	11/15/2031	1,400,000		1,474,517
				23,944,431

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
U.S. Related - .9%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2036	4,400,000	4,363,564
Utah - 1.1%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2036	5,000,000	5,161,171
Virginia - 1.6%
Hampton Roads Transportation Accountability Commission, BAN, Ser. A	5.00	7/1/2026	1,000,000	1,076,158
Richmond Public Utility, Revenue Bonds, Refunding	5.00	1/15/2031	2,095,000	2,237,700
Virginia Commonwealth Transportation Board, Revenue Bonds (Trans Capital Project)	4.00	5/15/2035	2,855,000	2,978,943
Virginia Small Business Financing Authority, Revenue Bonds, Refunding	5.00	12/31/2042	1,000,000	1,045,141
				7,337,942
Washington - 5.0%
Central Puget Sound Regional Transit Authority, Revenue Bonds (Green Bond) Ser. S1	5.00	11/1/2031	1,250,000	1,348,284
Energy Northwest, Revenue Bonds, Refunding (Columbia Generating Station)	5.00	7/1/2040	1,000,000	1,109,524
Energy Northwest, Revenue Bonds, Refunding (Project-1) Ser. A	5.00	7/1/2035	4,355,000	4,994,736
King County Public Hospital District No. 1, GO, Refunding	5.00	12/1/2030	6,930,000	7,366,742
Port of Seattle, Revenue Bonds	5.00	4/1/2028	2,500,000	2,678,619
Port of Seattle, Revenue Bonds, Refunding	5.00	8/1/2041	1,000,000	1,044,950
Washington, GO, Refunding, Ser R	4.00	7/1/2036	2,270,000	2,345,227
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2033	1,330,000	1,368,682
Washington Housing Finance Commission, Revenue Bonds, Ser. A1	3.50	12/20/2035	978,420	877,683
				23,134,447
Wisconsin - 2.6%
Public Finance Authority, Revenue Bonds (Appalachian University Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	7/1/2059	1,400,000	1,169,697

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.9% (continued)
Wisconsin - 2.6% (continued)
Public Finance Authority, Revenue Bonds (KU Campus Development Project)	5.00	3/1/2036	4,500,000	4,709,331
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Children's Hospital of Wisconsin Obligated Group)	5.00	8/15/2034	1,835,000	1,950,654
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (ProHealth Care Obligated Group)	5.00	8/15/2033	2,250,000	2,298,303
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Unitypoint Health) Ser. A	5.00	12/1/2028	1,890,000	1,953,035
				12,081,020
Total Long-Term Municipal Investments (cost $473,385,248)			456,967,928
Total Investments (cost $475,201,832)			99.2%	458,561,990
Cash and Receivables (Net)			0.8%	3,537,702
Net Assets			100.0%	462,099,692

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2022, these securities were valued at $1,013,562 or .22% of net assets.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	19.1
Medical	12.7
Airport	12.4
Transportation	12.3
General Obligation	10.6
Power	7.7
Education	4.8
School District	4.3
Water	4.3
Tobacco Settlement	3.8
Development	1.6
Special Tax	1.0
Student Loan	.9
Multifamily Housing	.8
Utilities	.7
Nursing Homes	.7
Prerefunded	.5
Facilities	.4
Pollution	.3
Housing	.3
99.2

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	475,201,832	458,561,990
Cash		382,305
Interest receivable		6,851,043
Receivable for shares of Common Stock subscribed		10,321
Prepaid expenses		18,384
		465,824,043
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		246,006
Payable for investment securities purchased		2,683,225
Payable for shares of Common Stock redeemed		710,047
Directors’ fees and expenses payable		9,558
Other accrued expenses		75,515
		3,724,351
Net Assets ($)		462,099,692
Composition of Net Assets ($):
Paid-in capital		478,162,461
Total distributable earnings (loss)		(16,062,769)
Net Assets ($)		462,099,692

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)	37,033,577
Net Asset Value Per Share ($)	12.48

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2022 (Unaudited)

Investment Income ($):
Interest Income	7,022,603
Expenses:
Management fee—Note 3(a)	1,426,652
Shareholder servicing costs—Note 3(b)	247,526
Professional fees	38,038
Directors’ fees and expenses—Note 3(c)	27,276
Registration fees	17,660
Prospectus and shareholders’ reports	8,160
Chief Compliance Officer fees—Note 3(b)	7,538
Loan commitment fees—Note 2	5,747
Custodian fees—Note 3(b)	4,914
Miscellaneous	10,955
Total Expenses	1,794,466
Less—reduction in expenses due to undertaking—Note 3(a)	(118,931)
Less—reduction in fees due to earnings credits—Note 3(b)	(4,669)
Net Expenses	1,670,866
Net Investment Income	5,351,737
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,592,906)
Net change in unrealized appreciation (depreciation) on investments	(7,771,587)
Net Realized and Unrealized Gain (Loss) on Investments	(9,364,493)
Net (Decrease) in Net Assets Resulting from Operations	(4,012,756)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations ($):
Net investment income	5,351,737	10,975,140
Net realized gain (loss) on investments	(1,592,906)	2,392,966
Net change in unrealized appreciation (depreciation) on investments	(7,771,587)	(50,512,358)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,012,756)	(37,144,252)
Distributions ($):
Distributions to shareholders	(5,325,986)	(12,999,563)
Capital Stock Transactions ($):
Net proceeds from shares sold	6,613,614	19,546,047
Distributions reinvested	4,439,781	10,859,748
Cost of shares redeemed	(33,681,090)	(64,029,155)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(22,627,695)	(33,623,360)
Total Increase (Decrease) in Net Assets	(31,966,437)	(83,767,175)
Net Assets ($):
Beginning of Period	494,066,129	577,833,304
End of Period	462,099,692	494,066,129
Capital Share Transactions (Shares):
Shares sold	527,583	1,441,431
Shares issued for distributions reinvested	357,136	801,604
Shares redeemed	(2,702,696)	(4,769,872)
Net Increase (Decrease) in Shares Outstanding	(1,817,977)	(2,526,837)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2022		Year Ended May 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.72	13.96	13.61	13.72	13.41	13.80
Investment Operations:
Net investment income[a]	.14	.27	.29	.31	.32	.34
Net realized and unrealized gain (loss) on investments	(.24)	(1.19)	.39	(.01)	.43	(.29)
Total from Investment Operations	(.10)	(.92)	.68	.30	.75	.05
Distributions:
Dividends from net investment income	(.14)	(.27)	(.28)	(.31)	(.32)	(.34)
Dividends from net realized gain on investments	-	(.05)	(.05)	(.10)	(.12)	(.10)
Total Distributions	(.14)	(.32)	(.33)	(.41)	(.44)	(.44)
Net asset value, end of period	12.48	12.72	13.96	13.61	13.72	13.41
Total Return (%)	(.78)[b]	(6.69)	5.09	2.15	5.79	.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[c]	.75	.74	.74	.75	.74
Ratio of net expenses to average net assets	.70[c]	.72	.74	.74	.75	.74
Ratio of net investment income to average net assets	2.25[c]	2.00	2.07	2.22	2.38	2.47
Portfolio Turnover Rate	7.39[b]	8.68	8.59	16.30	17.02	14.39
Net Assets, end of period ($ x 1,000)	462,100	494,066	577,833	570,421	618,044	644,070

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Intermediate Municipal Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	1,594,062	-	1,594,062
Municipal Securities	-	456,967,928	-	456,967,928

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three–year period ended May 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2022 was as follows: tax-exempt income $10,918,258, ordinary income $4,026, and long-term capital gains $2,077,279, respectively. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from

December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses of the fund (excluding taxes, brokerage commissions, interest expense and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended November 30, 2022, there was no expense reimbursement pursuant to the Agreement.

The Adviser has contractually from June 1, 2022 through September 30, 2023, agreed to waive receipt of a portion of its management fee in the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amount of .05% of the value of the fund’s average daily net assets. On or after September 30, 2023, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $118,931 during the period ended November 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .288% of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing certain services. These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2022, the fund was charged $149,153 pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent and Custodian fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, and custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2022, the fund was charged $59,681 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $4,489.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2022, the fund was charged $4,914 pursuant to the custody agreement. These fees were partially offset by earnings credits of $180.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2022, the fund was charged $3,791 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2022, the fund was charged $7,538 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $225,394, Custodian fees of $4,800, Chief Compliance Officer fees of $2,721 and Transfer Agent fees of $31,859, which are offset against an expense reimbursement currently in effect in the amount of $18,768.

(c) Each Board Member also serves as a Board Member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended November 30, 2022, amounted to $34,722,306 and $51,981,154, respectively.

At November 30, 2022, accumulated net unrealized depreciation on investments was $16,639,842, consisting of $1,751,989 gross unrealized appreciation and $18,391,831 gross unrealized depreciation.

At November 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on October 31-November 1, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s shares with the performance of a group of retail no-load intermediate municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional intermediate municipal debt funds (the “Performance Universe”), all for various periods ended September 30, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all other retail no-load intermediate municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for the one-, two- and ten-year periods and below the Performance Group median for the three-, four- and five-years periods, and below the Performance Universe median for all periods, except the one- and ten-year periods when the fund’s total return performance was above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Board also considered that the fund’s yield performance was above the Performance Group and the Performance Universe medians for nine of the ten one-year periods ended September 30th. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2023, to waive receipt of a portion of its management fee in the amount of .05% of the value of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to its Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

For More Information

BNY Mellon Intermediate Municipal Bond Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	DITEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0947SA1122

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Intermediate Municipal Bond Fund, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: January 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: January 21, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: January 20, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)